EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc. and its affiliate Navistar Financial Corporation are incorporated herein by reference:

*10.85	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2008 for named executive officers. Filed as Exhibit 10.106 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

*10.86	Form of revised Executive Severance Agreement which is executed with all executive officers dated December 31, 2007. Filed as Exhibit 10.107 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

10.87	Fifth Waiver dated November 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.88	Amendment, Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.91	Wavier No. 4 dated November 28, 2007 to the Receivables Sale Agreement dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.92	Waiver No. 9 dated November 28, 2007 to Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.11 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146

*10.93	Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*	Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

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